UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

Overstock.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

799 W. Coliseum Way

Midvale, Utah 84047
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (801) 947-3100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2020, Overstock.com, Inc., a Delaware corporation (“Overstock”), through Peace Coliseum, LLC, a Delaware limited liability company and wholly-owned subsidiary of Overstock, entered into a Loan Agreement (the “Loan Agreement”) with LoanCore Capital Markets LLC (“LoanCore”), a private asset management firm. Also on March 6, 2020, Overstock, through its wholly-owned subsidiary, Peace Coliseum Mezzanine, LLC, a Delaware limited liability company, entered into a Mezzanine Loan Agreement (the “Mezzanine Loan Agreement”) with LoanCore.

Under the Loan Agreement, LoanCore will provide a 10-year loan (the “Loan”) to Peace Coliseum, LLC, in the original principal amount of $34,500,000. Interest on the unpaid principal of the Loan accrues at a rate of 4.242% per annum. Payments on the Loan will be due monthly, with the outstanding unpaid principal of, and all accrued and unpaid interest on, the Loan due and payable on March 6, 2030. Payments may be accelerated upon an event of default by Peace Coliseum, LLC (as described in the Loan Agreement).  The Peace Coliseum, LLC, as borrower, has no right to prepay the Loan except under the terms and conditions set forth in the Loan Agreement. The Loan will be secured by, among other things, all of Peace Coliseum, LLC’s right, title and interest in and to all rent payable pursuant to an intra-company lease agreement between Overstock and Peace Coliseum, LLC, in respect of the office building used by Overstock as its corporate headquarters located at 799 W. Coliseum Way, Midvale, Utah (the “Peace Coliseum”). Such rent will be deposited into an account created pursuant to the Loan Agreement and will be applied to, among other things, payments due under the Loan Agreement and under the Mezzanine Loan Agreement. Overstock will serve as a guarantor under the Loan Agreement, pursuant to the Guaranty of Recourse Obligations made by Overstock, as guarantor, in favor of LoanCore (the “Loan Guaranty”), dated as of March 6, 2020. Overstock has agreed under the Loan Guaranty to, among other things, maintain, until all of the obligations guaranteed by Overstock under the Loan Guaranty have been paid in full, (i) a net worth in excess of $30,000,000 and minimum liquid assets of $3,000,000 for so long as the Mezzanine Loan (as defined below) is outstanding, and (ii) a net worth in excess of $15,000,000 and minimum liquid assets of $1,000,000 from and after the date the Mezzanine Loan has been paid in full.

Under the Mezzanine Loan Agreement, LoanCore will provide a 10-year loan (the “Mezzanine Loan”) to Peace Coliseum Mezzanine, LLC, in the original principal amount of $13,000,000, which Mezzanine Loan will be subordinated to the Loan provided under the Loan Agreement. Interest on the unpaid principal of the Mezzanine Loan accrues at a rate of 5.002% per annum. Payments on the Mezzanine Loan will be due monthly, with the outstanding unpaid principal of, and all accrued and unpaid interest on, the Mezzanine Loan due and payable on March 6, 2030. After payments of certain amounts owing under the Loan Agreement except in certain events as described in the Loan Agreement, any remaining rent payments under the intra-company lease agreement between Overstock and Peace Coliseum, LLC will be applied to the principal balance of Mezzanine Loan. Payments may be accelerated upon an event of default by Peace Coliseum Mezzanine, LLC (as described in the Mezzanine Loan Agreement), including any event of default under the Loan Agreement. The Peace Mezzanine Coliseum, LLC, as borrower, may prepay the Mezzanine Loan in whole or in part any time without payment of any prepayment premium, penalty or yield maintenance costs. The Mezzanine Loan will be secured by a pledge of 100% of the limited liability company interest in Peace Coliseum, LLC, and all of Peace Coliseum Mezzanine, LLC’s right, title and interest in and to all payments to or monies held in the accounts created by the Mezzanine Loan Agreement, which accounts will hold all payments made to LoanCore under the Loan Agreement. Overstock will serve as a guarantor under the Mezzanine Loan Agreement, pursuant to the Mezzanine Guaranty of Recourse Obligations made by Overstock, as guarantor, in favor of LoanCore (the “Mezzanine Guaranty”), dated as of March 6, 2020. Overstock has agreed under the Mezzanine Guaranty to, among other things, maintain a net worth in excess of $30,000,000 and minimum liquid assets of $3,000,000 until all obligations guaranteed by Overstock under the Mezzanine Guaranty have been paid in full.

The foregoing descriptions of or references to the Loan Agreement, Mezzanine Loan Agreement, Loan Guaranty and Mezzanine Guaranty are not complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as exhibits hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Exhibits

(d)                                 Exhibits

Exhibit No.	Description of Exhibit
10.1	Loan Agreement by and between Peace Coliseum, LLC, as Borrower, and LoanCore Capital Markets LLC, as Lender, dated as of March 6, 2020.

10.2	Mezzanine Loan Agreement by and between Peace Coliseum Mezzanine, LLC, as Borrower, and LoanCore Capital Markets LLC, as Lender, dated as of March 6, 2020.

10.3	Guaranty of Recourse Obligations made by Overstock.com, Inc., as Guarantor, in favor of LoanCore Capital Markets LLC, dated as of March 6, 2020.

10.4	Mezzanine Guaranty of Recourse Obligations made by Overstock.com, Inc., as Guarantor, in favor of LoanCore Capital Markets LLC, dated as of March 6, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

Date: March 12, 2020	By:	/s/ E. Glen Nickle
		Name:	E. Glen Nickle
		Title:	Vice President, Legal and General Counsel